Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805	HV-6776 - Premier InnovationsSM
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 - Premier InnovationsSM (Series II)

Supplement dated March 25, 2025 to Prospectuses dated May 1, 2024

This supplement is regarding the following funds, as applicable, in the above-referenced product prospectuses:

MassMutual Strategic Emerging Markets Fund
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund
MassMutual RetireSMARTSM by JP Morgan 2020 Fund
MassMutual RetireSMARTSM by JP Morgan 2025 Fund
MassMutual RetireSMARTSM by JP Morgan 2030 Fund
MassMutual RetireSMARTSM by JP Morgan 2035 Fund
MassMutual RetireSMARTSM by JP Morgan 2040 Fund
MassMutual RetireSMARTSM by JP Morgan 2045 Fund
MassMutual RetireSMARTSM by JP Morgan 2050 Fund
MassMutual RetireSMARTSM by JP Morgan 2055 Fund
MassMutual RetireSMARTSM by JP Morgan 2060 Fund
MassMutual RetireSMARTSM by JP Morgan 2065 Fund

As described in respective prospectus supplements for each of the above MassMutual funds, as well as a product supplement we sent you on or about October 1, 2024, each fund noted above liquidated effective January 24, 2025 due to its small asset size and inability to achieve scale, which inhibited the manager from executing on the fund’s investment strategy.

The subaccounts of the Separate Accounts investing in each of the above funds were closed to new investors effective October 1, 2024.

If you were invested in one of the above funds and you did not transfer your account value out of the fund(s) you were invested in, or your Plan did not transfer you to a new investment, if applicable, your shares were sold on January 24, 2025, at that day’s price and we purchased shares of the American Century U.S. Government Money Market Fund - Class A on your behalf. You may transfer out of the American Century U.S. Government Money Market Fund without penalty within 30 days of the date of this supplement.

If you would like a second copy of any of the above-referenced product prospectuses, or any of the fund prospectuses, or if you would like to complete a transfer or request a transfer form, please call 1-844-804-8989.

Please read this Supplement carefully and retain it for future reference.

2024-PROSUPP-18-HV6776, 6777, 6778